Fees Summary	Jul. 25, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 310,948,630.36
Previously Paid Amount	0
Total Fee Amount	23,903.89
Total Offset Amount	0
Net Fee	$ 23,903.89